Exhibit 10.16

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NUMBER 1 TO

PLANT CONSTRUCTION REIMBURSEMENT AND

SALES AGREEMENT BETWEEN

GREAT NORTHERN SAND LLC

AND

GREEN FIELD ENERGY SERVICES, INC.

1. This amendment (the “Amendment”) is made by and between Green Field Energy Services, Inc. (“Buyer”) and Great Northern Sand LLC (“Seller”), parties to the Plant Construction Reimbursement and Sales Agreement (the “Agreement”) dated October 28, 2011.

2. The Agreement is amended as follows:

I.	The section of the Agreement that reads:

1.	Seller will sell to Buyer, and Buyer will purchase from Seller, northern white grade 20/40 frac sand, northern white grade 30/50 and northern white grade 40/70 sand (the “Material”), in the volumes, at the prices, and on the delivery terms set forth below. The Material will conform to Seller’s standard specifications, which conform to API Specification 56, or such other specifications as may be established by written agreement of the parties. As used herein, “short ton” and “ton” are both defined to mean a total weight of 2,000 lbs.

Buyer Locations	Seller Plant	“Yearly Volume” of Material each “Contract Year”	Packaging	Price Per Short Ton	Delivery Terms
Buyer’s U.S. facilities	Plant located on Union Pacific Connector Railroad in Wisconsin	[***] short tons of northern white sand 20/40 [***] short tons of northern white sand 30/50 [***] short tons of northern white sand 40/70	bulk	See attached Exhibit B	F.O.B. Seller Plant

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Shall now read:

1.	Seller will sell to Buyer, and Buyer will purchase from Seller, northern white grade 20/40 frac sand, northern white grade 30/50 and northern white grade 40/70 sand (the “Material”), in the volumes, at the prices, and on the delivery terms set forth below. The Material will conform to Seller’s standard specifications, which conform to API Specification 56, or such other specifications as may be established by written agreement of the parties. As used herein, “short ton” and “ton” are both defined to mean a total weight of 2,000 lbs.

Buyer Locations	Seller Plant	“Yearly Volume” of Material each “Contract Year”	Packaging	Price Per Short Ton	Delivery Terms
Buyer’s U.S. facilities	Plant located on Union Pacific Connector Railroad in Wisconsin	[***] short tons of northern white sand 20/40 [***] short tons of northern white sand 30/50 [***] short tons of northern white sand 40/70	bulk	See attached Exhibit B	F.O.B. Seller Plant

a)	In each Contract Year, Seller will allow Buyer to optionally request that up to 25,000 tons (the “Flex Volume”) of the contracted Yearly Volume of northern white sand 40/70 be shifted to a combination of northern white sand 30/50 and/or northern white sand 20/40 products in any proportions that Seller may be able to provide.

i.	If Seller has volumes of northern white sand 30/50 and/or northern white sand 20/40 products available for such a switch, Seller will agree to make the requested switch for that Contract Year and Buyer will purchase an equivalent northern white sand 30/50 and/or northern white sand 20/40 products as made available from Seller to total the requested Flex Volume.

ii.	If Seller does not have volumes of northern white sand 30/50 and/or northern white sand 20/40 products available for such a requested switch, Buyer’s Yearly Volume purchase obligation of northern white sand 40/70 shall be reduced by the requested Flex Volume) for that Contract Year.

II.	The section of the Agreement that reads:

2.	(a) Seller will use commercially reasonable efforts to construct a new plant (“New Plant”) located in Wisconsin and have it commissioned and operating as intended by Seller, all as determined by Seller, on or before July 1, 2012

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) For purposes of this Agreement, the term “Contract Year” shall mean the period of twelve consecutive calendar months beginning on July 1, 2012, and each of the three (3) successive periods of twelve calendar months occurring immediately thereafter ending June 30, 2016.

(c) Subject to subsection 2(e) below, during each Contract Year, Buyer will purchase from Seller, and Seller will sell to Buyer, an amount of Material equal to the Yearly Volume as set forth above. Buyer will order Material hereunder from Seller in generally even monthly proportions. Subject to the availability of sufficient railcars, shipments of Material purchased and sold hereunder will be scheduled in reasonably equal monthly proportions. Provided that Buyer orders Material from Seller in generally even monthly proportions, the Yearly Volume shall be reduced on a pro rata basis for the subject Contract Year to the extent that Seller is unable to provide an uninterrupted supply of Material due to the unavailability of sufficient railcars.

(d) In the event that the date the New Plant is commissioned and operating as intended by Seller, all as determined by Seller, occurs after July 1, 2012, then (i) the term of this Agreement during which Buyer is required to purchase from Seller, and Seller required to sell to Buyer, Material shall be shortened by one (1) calendar month for each calendar month, or each part of an incomplete calendar month exceeding fifteen (15) days, occurring between July 1, 2012 and the date the New Plant is commissioned and operating as intended by Seller; and (ii) the Yearly Volume shall be reduced on a pro rata basis with respect to any affected Contract Year for the purpose of determining the liquidated damages described in Section 4 below

  Shall now read:

2.	(a) Seller will use commercially reasonable efforts to construct a new plant (“New Plant”) located in Wisconsin and have it commissioned and operating as intended by Seller, all as determined by Seller, on or before September 15, 2012.

(b) For purposes of this Agreement, the term “Contract Year” shall mean the period of twelve consecutive calendar months beginning on September 15, 2012, and each of the three (3) successive periods of twelve calendar months occurring immediately thereafter ending September 14, 2016.

(c) Subject to subsection 2(d) below, during each Contract Year, Buyer will purchase from Seller, and Seller will sell to Buyer, an amount of Material equal to the Yearly Volume as set forth above. Buyer will order Material hereunder from Seller in generally even monthly proportions. Subject to the availability of sufficient railcars, shipments of Material purchased and sold hereunder will be scheduled in reasonably equal monthly proportions. Provided that Buyer orders Material from Seller in generally even monthly proportions, the Yearly Volume shall be reduced on a pro rata basis for the subject Contract Year to the extent that Seller is unable to provide an uninterrupted supply of Material due to the unavailability of sufficient railcars.

(d) In the event that the date the New Plant is commissioned and operating as intended by Seller, all as determined by Seller, occurs after September 15, 2012, then (i) the term of this Agreement during which Buyer is required to purchase from Seller, and Seller required to sell to Buyer,

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Material shall be shortened by one (1) calendar month for each calendar month, or each part of an incomplete calendar month exceeding fifteen (15) days, occurring between September 15, 2012 and the date the New Plant is commissioned and operating as intended by Seller; and (ii) the Yearly Volume shall be reduced on a pro rata basis with respect to any affected Contract Year for the purpose of determining the liquidated damages described in Section 4 below.

III.	The section of the Agreement that reads:

3.	An advance payment (“Advance Payment”) of [***] per ton for each ton produced under this Agreement ([***] total) shall be paid on the following schedule:
(a) 25% ($3,750,000) on or before November 15, 2011
(b) 25% ($3,750,000) on February 1, 2011
(c) 25% ($3,750,000) on April 1, 2012
(d) 25% ($3,750,000) on commissioning and operations of the Plant and shipping rail car to Buyer, or if Buyer does not request shipment of product, Seller’s demonstrated ability to ship a rail car to Buyer.

For purposes of illustration, if the yearly commitment was for [***] tons per year, then the total commitment under the Agreement would be for [***] tons total. The total Advance Payment for this scenario would be [***] and each of these 25% payments would be [***]. The total Advance Payment would be rebated at a credited rate of [***] per ton against the price per ton in effect at the time for the first [***] tons of Material actually ordered, shipped, and invoiced to the Buyer.

Shall now read:

3.	An advance payment (“Advance Payment”) of [***] per ton for each ton produced under this Agreement ([***] total) shall be paid on the following schedule:
(a) 25% ($3,750,000) on or before November 15, 2011
(b) 25% ($3,750,000) on February 1, 2011
(c) 25% ($3,750,000) on April 24, 2012
(d) 25% ($3,750,000) on commissioning and operations of the Plant and shipping rail car to Buyer, or if Buyer does not request shipment of product, Seller’s demonstrated ability to ship a rail car to Buyer.

For purposes of illustration, if the yearly commitment was for [***] tons per year, then the total commitment under the Agreement would be for [***] tons total. The total Advance Payment for this scenario would be [***] and each of these [***] payments would be [***]. The total Advance Payment would be rebated at a credited rate of [***] per ton against the price per ton in effect at the time for the first [***] tons of Material actually ordered, shipped, and invoiced to the Buyer.

IV.	The section of the Agreement that reads:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	(a) In the event that Buyer fails to purchase the Yearly Volume of Material from Seller during any Contract Year, Buyer shall either:

(i)	Pay to Seller within thirty days of the end of such Contract Year, as liquidated damages (“Liquidated Damages”), an amount equal to [***] multiplied by the amount by which the Yearly Volume exceeds the short tons of such Material that Buyer actually purchased from Seller hereunder during that Contract Year (“Shortfall Volume”); or

(ii)	Inform Seller that Buyer wishes to increase the Yearly Volume commitment for the following year by an amount no greater than [***] percent ([***]) of the Yearly Volume (maximum “Rollover Volume” equals Yearly Volume times [***]) and Buyer shall pay to Seller within thirty days of the end of such subsequent Contract Year, as Liquidated Damages, an amount equal to [***]/ton multiplied by the amount in short tons by which the Shortfall Volume exceeds the Rollover Volume. For purposes of illustration, if Buyer were to have an Annual Volume of [***] tons, and did not purchase [***] tons of the Annual Volume in a Contract Year, then the Rollover Volume would be [***] tons, making the subsequent Contract Year Annual Volume equal to [***] tons, and Buyer would owe Seller liquidated damages on [***] tons ([***] times [***] per ton equals [***]).

(b) In either case of choice above of (i) or (ii) above of this section 4(a), Buyer will have the opportunity to recover the Liquidated Damages paid by increasing the total volume of Material under this Agreement by the same volume as the Liquidated Damages is calculated on (“Extension Volume”). This increased volume will have the effect of extending the termination date will by a number of days equal to the Extension Volume firstly being divided by the Yearly Volume and then secondly multiplying that result by 365 and then thirdly rounding the answer upward to the next whole day. For purposes of illustration, if the Extension Volume was [***] tons and the Yearly Volume was [***] tons, the termination date would be extended by the calculation [***], which is then rounded upward to 37 days.

Subject to (iii) below, when the total volume of Material under this Agreement is increased by an amount equal to the Extension Volume, the total Liquidated Damages will be credited back to Buyer by making a credit of [***] per ton against the price per ton for the Material in effect at that time until these cumulative credits have rebated the Liquidated Damages in full.

(iii)	Following payment of Liquidated Damages, the credit for recovery of the Liquidated Damages actually paid will begin when additional Material is subsequently and actually ordered, shipped and invoiced to Buyer; except that, if the Advance Payment has not yet been fully rebated, the credit for recovery of the Liquidated Damages actually paid will begin immediately after the Advance Payment has been rebated in full and then additional Material is subsequently and actually ordered, shipped and invoiced to Buyer.

(c) The parties acknowledge and agree that: (i) at Buyer’s request and in reliance upon Buyer’s projected requirements for Material which are reflected in Buyer’s purchasing obligations hereunder, Seller will maintain the operating mode of the Seller Plants and Seller will spend

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

substantial capital funds to construct the New Plant so as to enable Seller to supply each Yearly Volume of Material as provided in this Agreement; (ii) the payment of liquidated damages as provided in this Section 4 is reasonable as a forecast of anticipated actual harm which would be caused by Buyer’s breach of its purchase obligations under this Agreement; (iii) such liquidated damages are not unreasonably large or in the nature of or the magnitude of a penalty; (iv) actual damages would be difficult to compute in the event of such a breach by Buyer; and, (v) obtaining an adequate remedy other than such liquidated damages would be inconvenient and not feasible. Seller recognizes that the liquidated damages provisions set forth in this Section 4 are Seller’s sole and exclusive remedy in the event Buyer fails for any reason, including but not limited to the failure of the parties to agree on the price (as provided in the attached Exhibit B) of the Material in any Contract Year, to purchase any or all of each Yearly Volume of Material as provided in this Agreement.

Shall now read:

4.	(a) In the event that Buyer fails to purchase the Yearly Volume of Material from Seller during any Contract Year, Buyer shall either:

(i)	Pay to Seller within thirty days of the end of such Contract Year, as liquidated damages (“Liquidated Damages”), an amount equal to $12.50 multiplied by the amount by which the Yearly Volume exceeds the short tons of such Material that Buyer actually purchased from Seller hereunder during that Contract Year (“Shortfall Volume”); or

(ii)	Inform Seller that Buyer wishes to increase the Yearly Volume commitment for the following year by an amount no greater than [***] percent ([***]) of the Yearly Volume (maximum “Rollover Volume” equals Yearly Volume times [***]) and Buyer shall pay to Seller within thirty days of the end of such subsequent Contract Year, as Liquidated Damages, an amount equal to [***]/ton multiplied by the amount in short tons by which the Shortfall Volume exceeds the Rollover Volume. Such Rollover Volume in total may be comprised of any combination of individual product types of Material whose purchases fell short of the contracted Yearly Volume, including a single product type. For purposes of illustration, if Buyer were to have an Annual Volume of [***] tons, and did not purchase a total of [***] tons of the Annual Volume in a Contract Year, then the Rollover Volume would be [***] tons, making the subsequent Contract Year Annual Volume equal to [***] tons, and Buyer would owe Seller liquidated damages on [***] tons ([***] times [***] per ton equals [***]).

(iii)	In the first Contract Year only, the maximum Rollover Volume will be equal to [***] percent ([***]) of the Yearly Volume plus [***] tons. For purposes of illustration, if in the first Contract Year Buyer were to have an Annual Volume of [***] tons, and did not purchase a total of [***] tons of the Annual Volume in that first Contract Year, then the maximum Rollover Volume would be [***] tons, making the subsequent Contract Year Annual Volume equal to [***] tons, and Buyer would not owe Seller any liquidated damages since the volume rolled over ([***] tons) was less that the maximum Rollover Volume of [***] tons.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) In either case of choice above of (i) or (ii) or (iii) above of this section 4(a), Buyer will have the opportunity to recover the Liquidated Damages paid by increasing the total volume of Material under this Agreement by the same volume as the Liquidated Damages is calculated on (“Extension Volume”). This increased volume will have the effect of extending the termination date will by a number of days equal to the Extension Volume firstly being divided by the Yearly Volume and then secondly multiplying that result by 365 and then thirdly rounding the answer upward to the next whole day. For purposes of illustration, if the Extension Volume was [***] tons and the Yearly Volume was [***] tons, the termination date would be extended by the calculation [***], which is then rounded upward to 37 days.

Subject to (iv) below, when the total volume of Material under this Agreement is increased by an amount equal to the Extension Volume, the total Liquidated Damages will be credited back to Buyer by making a credit of [***] per ton against the price per ton for the Material in effect at that time until these cumulative credits have rebated the Liquidated Damages in full.

(iv)	Following payment of Liquidated Damages, the credit for recovery of the Liquidated Damages actually paid will begin when additional Material is subsequently and actually ordered, shipped and invoiced to Buyer; except that, if the Advance Payment has not yet been fully rebated, the credit for recovery of the Liquidated Damages actually paid will begin immediately after the Advance Payment has been rebated in full and then additional Material is subsequently and actually ordered, shipped and invoiced to Buyer.

(c) The parties acknowledge and agree that: (i) at Buyer’s request and in reliance upon Buyer’s projected requirements for Material which are reflected in Buyer’s purchasing obligations hereunder, Seller will maintain the operating mode of the Seller Plants and Seller will spend substantial capital funds to construct the New Plant so as to enable Seller to supply each Yearly Volume of Material as provided in this Agreement; (ii) the payment of liquidated damages as provided in this Section 4 is reasonable as a forecast of anticipated actual harm which would be caused by Buyer’s breach of its purchase obligations under this Agreement; (iii) such liquidated damages are not unreasonably large or in the nature of or the magnitude of a penalty; (iv) actual damages would be difficult to compute in the event of such a breach by Buyer; and, (v) obtaining an adequate remedy other than such liquidated damages would be inconvenient and not feasible. Seller recognizes that the liquidated damages provisions set forth in this Section 4 are Seller’s sole and exclusive remedy in the event Buyer fails for any reason, including but not limited to the failure of the parties to agree on the price (as provided in the attached Exhibit B) of the Material in any Contract Year, to purchase any or all of each Yearly Volume of Material as provided in this Agreement.

V.	The section of the Agreement that reads:

9.         This Agreement, including the attached Exhibits A and B, represents the entire agreement and understanding between Seller and Buyer regarding the subject matter hereof with respect to any time period during or after the first Contract Year and replaces all prior agreements, oral or written, regarding the same. The rights and obligations of Buyer under this Agreement may not be assigned or delegated, in whole or in part, without the prior written consent of Seller. Any attempted assignment contrary to the provisions of this Section 8 shall be of no force and effect.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Shall now read:

9. This Agreement, including the attached Exhibits A and B, represents the entire agreement and understanding between Seller and Buyer regarding the subject matter hereof with respect to any time period during or after the first Contract Year and replaces all prior agreements, oral or written, regarding the same. The rights and obligations of Buyer under this Agreement may be assigned or delegated (directly or as collateral), in whole or in part, without the consent of the Seller; provided, however, that Buyer shall remain liable for any obligations or liabilities under this Agreement (including but not limited to the Advance Payment and the purchase of Yearly Volume under Section 4 hereof), including those that are assigned. Subject to the preceding proviso, in this regard, Buyer may assign to a third party any and all rights to any Material Buyer has the right or obligation to purchase under this Agreement, and Seller will acknowledge such third party as the new buyer of such Material. Included in any assignment of rights by the Buyer, Buyer will assign the Advance Payment with respect to such Material to the third party, and Seller will acknowledge such assignment. Buyer and Seller will each deliver or cause to be delivered, at such times and places as will reasonably be requested, such additional instruments as each other or the applicable third party may reasonably request for the purpose of carrying out an assignment. Any such additional instruments requested of a party under the preceding sentence must be consistent with the terms and provisions of this Agreement. All Material purchased under an assignment to a third party will be credited against and will reduce the Yearly Volume requirements of Buyer under the Agreement.

VI.	The section of Exhibit A (Great Northern Sand LLC Terms and Conditions of Sales) of the Agreement that reads:

2. Warranty: Except as is furnished herein in writing by Seller to Buyer, Seller warrants solely to Buyer only that materials furnished hereunder will be of the kind designated or specified, and no other warranty, except of title, shall be implied. Providing Buyer gives notice in accordance with Article 11, if goods sold hereunder contain defects in material or workmanship demonstrated to Seller’s satisfaction to have existed at the time of departure from Seller’s plant, Seller, reserving the right to either inspect them in Buyer’s hands or request their return will, at Seller’s option, correct or replace at Seller’s expense F.O.B. Seller’s plant, or give Buyer proper credit for such goods determined by Seller to defective, with all necessary packaging and transportation costs (if any) to be assumed by Buyer. The foregoing shall not apply to goods that shall have been subjected to alteration, contamination, improper maintenance or storage, misapplication, misuse, negligence or accident after shipment from Seller’s plant by anyone except Seller’s authorized employees or to goods to which Buyer’s tests use an unrepresentative sample.

EXCEPT AS SET FORTH ON FACE OF SELLER’S INVOICE OR ON THE BILL OF LADING, ALL WARRANTIES OF MATERIALS SOLD HEREUNDER, EXPRESSED OR IMPLIED, INCLUDING BUT NOTLIMITED TO WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE SPECIFICALLY EXCLUDED FROM THIS TRANSACTION AND SHALL NOT APPLY.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THE REMEDIES SET FORTH IN THIS ARTICLE 3 SHALL BE THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO THE BUYER, IN LIEU OF ALL OTHER REMEDIES FOR DAMAGES (INCLUDING BUT NOT LIMITED TO DIRECT, CONSEQUENTIAL AND SPECIAL OR INCIDENTAL DAMAGE ARISING OUT OF LATE, PARTIAL AND/OR NON DELIVERY, THE SALE, USE, FURNISHING OF MATERIALS, OR SUITABILITY FOR GENERAL OR PARTICULAR USE). IN NO EVENT WILL SELLER’S LIABILITY EXCEED THE CONTRACT (PURCHASE) PRICE FOR THE MATERIALS FOR WHICH LIABILITY IS CLAIMED. BUYER IS SOLELY RESPONSIBLE FOR DETERMINING SUITABILITY FOR USE AND SELLER SHALL IN NO EVENT BE LIABLE IN THIS RESPECT. THE GIVING OR FAILURE TO GIVE ADVICE, RECOMMENDATION OR SAFETY WARNINGS OF ANY CHARACTER BY SELLER SHALL NOT IMPOSE ANY LIABILITY UPON SELLER.

If the materials sold hereunder are resold by Buyer, Buyer agrees to include in the contract for resale provisions which limit recoveries against Seller in accordance with this Article 3.No employee or agent of Seller is authorized to make any warranty statement, promise or understanding other than that which is specifically set forth herein. The provisions in any specification data sheet or chart issued by Seller or attached hereto are descriptive only and are not warranties or representations.

Shall now read:

2. Warranty: Except as is furnished herein in writing by Seller to Buyer, Seller warrants solely to Buyer only that materials furnished hereunder will be of the kind designated or specified, and no other warranty, except of title, shall be implied. Providing Buyer gives notice in accordance with Article 11, if goods sold hereunder contain defects in material or workmanship demonstrated to Seller’s satisfaction to have existed at the time of departure from Seller’s plant, Seller, reserving the right to either inspect them in Buyer’s hands or request their return will, at Seller’s option, correct or replace at Seller’s expense F.O.B. Seller’s plant, or give Buyer proper credit for such goods determined by Seller to defective, with all necessary packaging and transportation costs (if any) to be assumed by Buyer. The foregoing shall not apply to goods that shall have been subjected to alteration, contamination, improper maintenance or storage, misapplication, misuse, negligence or accident after shipment from Seller’s plant by anyone except Seller’s authorized employees or to goods to which Buyer’s tests use an unrepresentative sample.

EXCEPT AS SET FORTH ON FACE OF SELLER’S INVOICE OR ON THE BILL OF LADING, ALL WARRANTIES OF MATERIALS SOLD HEREUNDER, EXPRESSED OR IMPLIED, INCLUDING BUT NOTLIMITED TO WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE SPECIFICALLY EXCLUDED FROM THIS TRANSACTION AND SHALL NOT APPLY.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THE REMEDIES SET FORTH IN THIS ARTICLE 2 SHALL BE THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO THE BUYER, IN LIEU OF ALL OTHER REMEDIES FOR DAMAGES (INCLUDING BUT NOT LIMITED TO DIRECT, CONSEQUENTIAL AND SPECIAL OR INCIDENTAL DAMAGE ARISING OUT OF LATE, PARTIAL AND/OR NON DELIVERY, THE SALE, USE, FURNISHING OF MATERIALS, OR SUITABILITY FOR GENERAL OR PARTICULAR USE). IN NO EVENT WILL SELLER’S LIABILITY EXCEED THE CONTRACT (PURCHASE) PRICE FOR THE MATERIALS FOR WHICH LIABILITY IS CLAIMED. BUYER IS SOLELY RESPONSIBLE FOR DETERMINING SUITABILITY FOR USE AND SELLER SHALL IN NO EVENT BE LIABLE IN THIS RESPECT. THE GIVING OR FAILURE TO GIVE ADVICE, RECOMMENDATION OR SAFETY WARNINGS OF ANY CHARACTER BY SELLER SHALL NOT IMPOSE ANY LIABILITY UPON SELLER.

If the materials sold hereunder are resold by Buyer, Buyer agrees to include in the contract for resale provisions which limit recoveries against Seller in accordance with this Article 2. No employee or agent of Seller is authorized to make any warranty statement, promise or understanding other than that which is specifically set forth herein. The provisions in any specification data sheet or chart issued by Seller or attached hereto are descriptive only and are not warranties or representations.

VII. The section of Exhibit A (Great Northern Sand LLC Terms and Conditions of Sales) of the Agreement that reads:

3. Safety Warning, Handling and Buyer Indemnity: PROLONGED INHALATION OF AIRBORNE SILICA CONTAINED IN SILICA SAND AND OTHER SILICA CONTAINING MATERIALS CAN CAUSE RESPIRATORY DISEASE INCLUDING SILICOSIS, A PROGRESSIVE, INCAPACITATING AND SOMETIMES FATAL DISEASE OF THE LUNGS. IARC HAS DETERMINED THAT CRYSTALLINE (WHICH INCLUDES (MICROCRYSTALLINE) SILICA INHALED FROM OCCUPATIONAL SOURCES CAN CAUSE CANCER IN HUMANS. THE RISK OF LUNG DISEASE IS INCREASED IF SMOKING IS COMBINED WITH SILICA RESPIRATION.

PROPER RESPIRATORY PROTECTION, SILICA DUST PREVENTION AND APPLICABLE HEALTH AND SAFETY REGULATORY PROTOCOL MUST BE STRICTLY OBSERVED AT ALL TIMES WHEN HANDLING SILICA BASED MATERIALS TO MINIMIZE RISK OF INJURY DUE TO INHALATION OF AIRBORNE SILICA.

SELLER WILL NOT BE LIABLE TO BUYER FOR ANY HARMFUL HEALTH EFFECTS WHICH MAY BE CAUSED BY EXPOSURE TO SILICA CONTAINING MATERIALS SOLD BY SELLER. Buyer warrants that it will adequately warn all of its employees and customers who may come in contact with Seller’s silica containing materials of the above described health hazards. Further, Buyer warrants it will fully comply with all applicable health

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and safety regulations and orders relating to the workplace handling of Seller’s goods. Buyer agrees that if the goods sold hereunder are resold by Buyer, Buyer will include in its contract for resale, provisions which include the full substance those contained in this Article 4, including the foregoing safety warning.

Should Buyer breach any of the duties and warranties set forth within this Article 4, BUYER AGREES TO FULLY INDEMNIFY, DEFEND ANDHOLD SELLER HARMLESS from and against any and all liability, claims, and suits of any third party including but not limited to employees or insurers of Buyer, in any way, in whole or in part, alleged to have arisen out of exposure to the Seller’s silica containing materials which are the subject to these Terms.

Shall now read:

3. Safety Warning, Handling and Buyer Indemnity: PROLONGED INHALATION OF AIRBORNE SILICA CONTAINED IN SILICA SAND AND OTHER SILICA CONTAINING MATERIALS CAN CAUSE RESPIRATORY DISEASE INCLUDING SILICOSIS, A PROGRESSIVE, INCAPACITATING AND SOMETIMES FATAL DISEASE OF THE LUNGS. IARC HAS DETERMINED THAT CRYSTALLINE (WHICH INCLUDES (MICROCRYSTALLINE) SILICA INHALED FROM OCCUPATIONAL SOURCES CAN CAUSE CANCER IN HUMANS. THE RISK OF LUNG DISEASE IS INCREASED IF SMOKING IS COMBINED WITH SILICA RESPIRATION.

PROPER RESPIRATORY PROTECTION, SILICA DUST PREVENTION AND APPLICABLE HEALTH AND SAFETY REGULATORY PROTOCOL MUST BE STRICTLY OBSERVED AT ALL TIMES WHEN HANDLING SILICA BASED MATERIALS TO MINIMIZE RISK OF INJURY DUE TO INHALATION OF AIRBORNE SILICA.

SELLER WILL NOT BE LIABLE TO BUYER FOR ANY HARMFUL HEALTH EFFECTS WHICH MAY BE CAUSED BY EXPOSURE TO SILICA CONTAINING MATERIALS SOLD BY SELLER. Buyer warrants that it will adequately warn all of its employees and customers who may come in contact with Seller’s silica containing materials of the above described health hazards. Further, Buyer warrants it will fully comply with all applicable health and safety regulations and orders relating to the workplace handling of Seller’s goods. Buyer agrees that if the goods sold hereunder are resold by Buyer, Buyer will include in its contract for resale, provisions which include the full substance those contained in this Article 3, including the foregoing safety warning.

Should Buyer breach any of the duties and warranties set forth within this Article 3, BUYER AGREES TO FULLY INDEMNIFY, DEFEND ANDHOLD SELLER HARMLESS from and against any and all liability, claims, and suits of any third party including but not limited to employees or insurers of Buyer, in any way, in whole or in part, alleged to have arisen out of exposure to the Seller’s silica containing materials which are the subject to these Terms.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

VIII. The section of Exhibit B (Pricing) of the Agreement that reads:

- First Contract Year:	Price for First Contract Year shall be as follows:

Northern White Grade 20/40— $[***]/short ton
Northern White Grade 30/50— $[***]/short ton
Northern White Grade 40/70— $[***]/short ton

Shall now read:

- First Contract Year:	Price for First Contract Year shall be as follows:

Northern White Grade 20/40— $[***]/short ton
Northern White Grade 30/50— $[***]/short ton
Northern White Grade 40/70— $[***]/short ton

3.	The amended terms detailed in section 2 above shall not take effect until the third (3rd) installment of the Advance Payment has been made to Seller.

4.	Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this amendment and the Agreement or any earlier amendment, the terms of this amendment will prevail.

Agreed between Buyer and Seller as of April 24, 2012.

Seller:		Buyer:

Great Northern Sand LLC		Green Field Energy Services, Inc.

By:	/s/ Barry Ekstrand	By:	/s/ Virgil K. Vincent

	(signature)		(signature)

Name:	Barry Ekstrand	Name:	Virgil K. Vincent

Title:	President	Title:	Vice President

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.